Exhibit 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, George Lintz, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The accompanying quarterly report on Form 10-QSB for the quarter ended September 30, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended, and

2.	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of QPC Lasers, Inc.

/s/ George Lintz,

Chief Financial Officer
(Principal Financial Officer)

November 17, 2006